Exhibit 99.1

PRESS RELEASE Feb. 2, 2022

Arrowhead Pharmaceuticals Reports Fiscal 2022 First Quarter Results

-	Conference Call and Webcast Today, February 2, 2022 at 4:30 p.m. ET

PASADENA, Calif., Feb. 2, 2022 — Arrowhead Pharmaceuticals, Inc. (NASDAQ: ARWR) today announced financial results for its fiscal year ended December 31, 2021. The company is hosting a conference call today, February 2, 2022, at 4:30 p.m. ET to discuss the results.

Conference Call and Webcast Details

Investors may access a live audio webcast on the Company's website at http://ir.arrowheadpharma.com/events.cfm. For analysts that wish to participate in the conference call, please dial 855-215-6159 or 315-625-6887 and provide Conference ID 9844328.

A replay of the webcast will be available on the company’s website approximately two hours after the conclusion of the call and will remain available for 90 days. An audio replay will also be available approximately two hours after the conclusion of the call and will be available for 3 days. To access the audio replay, dial 855-859-2056 or 404-537-3406 and provide Conference ID 9844328.

Selected Recent Events

•

Initiated the PALISADE Phase 3 clinical study to evaluate the efficacy and safety of ARO-APOC3, Arrowhead’s investigational RNA interference (RNAi) therapeutic designed to inhibit the production of apolipoprotein C-III (APOC3), a key regulator of triglyceride metabolism, in adults with familial chylomicronemia syndrome

•	Advanced two new investigational candidates that utilize Arrowhead’s pulmonary targeted TRiMTM platform into CTA enabling studies with both on track to file CTAs in the first half of 2022. Both candidates are designed to treat various muco-obstructive and inflammatory pulmonary conditions
o	ARO-RAGE, an investigational RNAi therapeutic designed to inhibit the production of Receptor for Advanced Glycation End products (RAGE)
o	ARO-MUC5AC, an investigational RNAi therapeutic designed to inhibit the production of mucin 5AC (MUC5AC)
•

Completed a transaction to purchase 13 acres of land in the Verona Technology Park in Verona, WI, which is planned to be the site of an approximately 140,000 square foot drug manufacturing facility and an approximately 115,000 square foot laboratory and office facility to support process development and analytical activities

•

Entered into an exclusive license agreement with GlaxoSmithKline (GSK) under which GSK will develop and commercialize ARO-HSD, Arrowhead’s investigational RNAi therapeutic in a Phase 1/2 trial that is currently being developed as a treatment for patients with nonalcoholic steatohepatitis (NASH)

•	Presented additional Phase 1/2 clinical data on ARO-APOC3 at the American Heart Association (AHA) Scientific Sessions 2021
•	Presented new clinical data at The Liver Meeting, the Annual Meeting of the American Association for the Study of Liver Disease (AASLD), for the following investigational candidates:
o	JNJ-73763989 (JNJ-3989), formerly called ARO-HBV, being developed by collaborator Janssen Pharmaceuticals, Inc., one of the Janssen Pharmaceutical Companies of Johnson & Johnson
o	ARO-HSD, the investigational RNAi therapeutic being developed as a treatment for patients with NASH and recently licensed to GSK
o

ARO-AAT, also known as TAK-999, the investigational RNAi therapeutic being co-developed with Takeda Pharmaceutical Company Limited as a treatment for the rare genetic liver disease associated with alpha-1 antitrypsin deficiency

Selected Fiscal 2022 First Quarter Financial Results

ARROWHEAD PHARMACEUTICALS, INC.
CONSOLIDATED CONDENSED FINANCIAL INFORMATION (unaudited)
(in thousands, except per share amounts)

	Three months ended December 31,
OPERATING SUMMARY	2021	2020
REVENUE	$27,439	$21,303
OPERATING EXPENSES
Research and development	65,765	36,555
General and administrative expenses	24,995	8,802
TOTAL OPERATING EXPENSES	90,760	45,357
OPERATING INCOME (LOSS)	(63,321)	(24,054)
OTHER INCOME/(EXPENSE)	449	3,322
NET INCOME (LOSS)	$(62,872)	$(20,732)

NET INCOME (LOSS) PER SHARE (DILUTED)	$(0.60)	$(0.20)
WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	104,534	102,757

FINANCIAL POSITION SUMMARY	December 31,	September 30,
	2021	2021
CASH AND CASH EQUIVALENTS	$91,587	$184,434
SHORT-TERM INVESTMENTS AND MARKETABLE SECURITIES	238,547	183,355
LONG-TERM INVESTMENTS	217,572	245,595
TOTAL CASH RESOURCES (CASH AND INVESTMENTS)	547,706	613,384
OTHER ASSETS	90,833	96,764
TOTAL ASSETS	638,539	710,148
TOTAL CURRENT DEFERRED REVENUE	108,652	111,055
TOTAL LONG-TERM DEFERRED REVENUE	106,458	131,495
OTHER LIABILITIES	50,869	58,776
TOTAL LIABILITIES	265,979	301,326
TOTAL STOCKHOLDERS' EQUITY	372,560	408,822
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$638,539	$710,148

SHARES OUTSTANDING	104,798	104,327

About Arrowhead Pharmaceuticals

Arrowhead Pharmaceuticals develops medicines that treat intractable diseases by silencing the genes that cause them. Using a broad portfolio of RNA chemistries and efficient modes of delivery, Arrowhead therapies trigger the RNA interference mechanism to induce rapid, deep, and durable knockdown of target genes. RNA interference, or RNAi, is a mechanism present in living cells that inhibits the expression of a specific gene, thereby affecting the production of a specific protein. Arrowhead’s RNAi-based therapeutics leverage this natural pathway of gene silencing.

For more information, please visit www.arrowheadpharma.com, or follow us on Twitter @ArrowheadPharma. To be added to the Company's email list and receive news directly, please visit http://ir.arrowheadpharma.com/email-alerts.

Safe Harbor Statement under the Private Securities Litigation Reform Act:

This news release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained in this release except for historical information may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “hope,” “intend,” “plan,” “project,” “could,” “estimate,” or “continue” are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, trends in our business, expectations for our product pipeline or product candidates, including anticipated regulatory submissions and clinical program results, prospects or benefits of our collaborations with other companies, or other characterizations of future events or circumstances are forward-looking statements. These statements are based upon our current expectations and speak only as of the date hereof. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of numerous factors and uncertainties, including the impact of the ongoing COVID-19 pandemic on our business, the safety and efficacy of our product candidates, decisions of regulatory authorities and the timing thereof, the duration and impact of regulatory delays in our clinical programs, our ability to finance our operations, the likelihood and timing of the receipt of future milestone and licensing fees, the future success of our scientific studies, our ability to successfully develop and commercialize drug candidates, the timing for starting and completing clinical trials, rapid technological change in our markets, the enforcement of our intellectual property rights, and the other risks and uncertainties described in our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. We assume no obligation to update or revise forward-looking statements to reflect new events or circumstances.

Contacts:

Arrowhead Pharmaceuticals, Inc.

Vince Anzalone, CFA

626-304-3400

ir@arrowheadpharma.com

Investors:

LifeSci Advisors, LLC

Brian Ritchie
212-915-2578

britchie@lifesciadvisors.com

www.lifesciadvisors.com

Media:

LifeSci Communications, LLC

Josephine Belluardo, Ph.D.
646-751-4361

jo@lifescicomms.com

www.lifescicommunications.com

Source: Arrowhead Pharmaceuticals, Inc.

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